UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MetroPCS Communications, Inc.
(Name of Registrant as Specified In Its Charter)

P. Schoenfeld Asset Management LP P. Schoenfeld Asset Management GP LLC Peter M. Schoenfeld
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECIAL MEETING OF STOCKHOLDERS

OF

METROPCS COMMUNICATIONS, INC.

SUPPLEMENT DATED APRIL 16, 2013

TO

PROXY STATEMENT

OF

P. SCHOENFELD ASSET MANAGEMENT LP

P. SCHOENFELD ASSET MANAGEMENT GP LLC

PETER M. SCHOENFELD

This is a supplement (the “Supplement”) to the Proxy Statement (the “Proxy Statement”) first sent or given to stockholders of MetroPCS Communications, Inc. (“MetroPCS”) on or about March 12, 2013 by P. Schoenfeld Asset Management LP, P. Schoenfeld Asset Management GP LLC and Peter M. Schoenfeld (collectively, the “PSAM Group”) in connection with the solicitation of proxies from stockholders of MetroPCS for use at the special meeting of stockholders of MetroPCS originally scheduled to be held on April 12, 2013, and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed combination of MetroPCS with T-Mobile USA, Inc. (“T-Mobile”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated October 3, 2012, by and among Deutsche Telekom AG (“Deutsche Telekom”), T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH, T-Mobile and MetroPCS.

We urge you to read this Supplement carefully, together with the Proxy Statement. The information contained in this Supplement replaces and supersedes any inconsistent information set forth in the Proxy Statement.

CERTAIN RECENT DEVELOPMENTS

On April 10, 2013, MetroPCS announced that it had postponed the Special Meeting originally scheduled to be held on April 12, 2013 in order to allow MetroPCS stockholders additional time to consider a proposal from Deutsche Telekom to revise the Business Combination Agreement, subject to approval of such proposal by the MetroPCS board of directors.  The Special Meeting will now be held on April 24, 2013 at 8:00 am, local time, at the Eisemann Center located at 2351 Performance Drive, Richardson, Texas 75082.

On April 15, 2013, MetroPCS filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement supplement dated April 14, 2013 (the “MetroPCS Proxy Statement Supplement”).  In the MetroPCS Proxy Statement Supplement, MetroPCS announced that on April 14, 2013 the parties entered into an amendment to the Business Combination Agreement to (i) reduce the principal amount of the debt of the combined company to be issued to Deutsche Telekom at the closing of the transaction by $3.8 billion, (ii) reduce the interest rate of the debt of the combined company to be issued to Deutsche Telekom at the closing of the transaction by 50 basis points, and (iii) extend the lock-up period on sales to the public following the closing of the transaction of shares of common stock of the combined company held by Deutsche Telekom from six months to eighteen months, subject to certain exceptions.

On April 16, 2013, the PSAM Group announced that, based on the improved terms offered by Deutsche Telekom under the amended Business Combination Agreement and the circumstances that exist at the present time, the PSAM Group has withdrawn its solicitation of proxies in opposition to the proposed combination of MetroPCS and T-Mobile.

UPDATED VOTING PROCEDURES

If you previously submitted a proxy on the PSAM Group’s WHITE proxy card, we urge you to read this section carefully, as it contains important information on how your shares will be voted in light of the withdrawal of the PSAM Group’s proxy solicitation and how you can change or revoke your proxy.

If I previously submitted a WHITE proxy card, how will my shares be voted?

If you previously submitted a valid proxy on the PSAM Group’s WHITE proxy card, your shares will be voted as you directed unless you change or revoke your proxy as described below.

What if I previously submitted a WHITE proxy card without instructions?

If you submitted a signed WHITE proxy card without instructions, your shares will be voted “AGAINST” each of the MetroPCS Special Meeting Proposals (as defined in the Proxy Statement).  Submitting a signed WHITE proxy card without instructions will also entitle the persons named on the WHITE proxy card to vote your shares in accordance with their discretion on matters not described in the Proxy Statement that properly come before the Special Meeting (provided, however, that such persons named on the WHITE proxy card will be permitted to use such discretionary authority only for matters which they did not know, a reasonable time before the solicitation, were to be presented at the Special Meeting).  If MetroPCS stockholders holding shares of MetroPCS common stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker “non-votes.”

What if I previously submitted a WHITE proxy card and I want to revoke my proxy or change my voting instructions?

You may change or revoke your proxy at any time prior to the vote on the matters at the Special Meeting. If you are a record holder of MetroPCS common stock, you may revoke your proxy by (1) delivering a written revocation to (x) MetroPCS’ Corporate Secretary, at its principal executive office, located at 2250 Lakeside Boulevard, Richardson, Texas 75082 or (y) Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, NY 10022, (2) submitting another valid proxy card with a later date, (3) voting by submitting a proxy by telephone or Internet prior to the date and time of the Special Meeting pursuant to the procedures established by MetroPCS and described in the MetroPCS Proxy Statement Supplement, or (4) attending the Special Meeting in person and giving MetroPCS’ Inspector of Elections notice of your intent to vote your shares in person. If your shares are held in street name, you must contact the record holder of your MetroPCS common stock, or follow the voting instructions provided by the record holder, in order to revoke your proxy.

Please remember, your latest-dated proxy is the only one that counts.    You do not need to contact the PSAM Group in order to revoke any previously granted proxy you may have given by submitting a WHITE proxy card; your submission of your vote via the instructions in the GREEN proxy card provided by MetroPCS is sufficient to revoke your WHITE proxy card.

OTHER INFORMATION

For further information concerning the Business Combination Agreement, as amended, the transactions contemplated thereby and other matters regarding MetroPCS and the Special Meeting, we urge you to read the MetroPCS Proxy Statement Supplement and the proxy statement of MetroPCS filed with the SEC on March 12, 2013.